Long-term loan	12 Months Ended
Dec. 31, 2021
Long-term loan [Abstract]
Long-term loan	Long-term loan
In September 2020, Vedanta entered into a $15.0 million loan and security agreement with Oxford Finance LLC. The loan is secured by Vedanta's assets, including equipment, inventory and intellectual property. The loan bears a floating interest rate of 7.7 percent plus the greater of (i) 30 day U.S. Dollar LIBOR reported in the Wall Street Journal or (ii) 0.17 percent. The loan matures September 2025 and requires interest only payments for the initial 24 months. The loan also carries a final fee upon full repayment of 7.0 percent of the original principal, or $1.1 million. For loan consideration, Vedanta also issued Oxford Finance LLC 12,886 Series C-2 preferred share warrants with an exercise price of $23.28 per share, expiring September 2030. The outstanding loan balance totaled approximately $15.1 million as of December 31, 2021.
The following table summarizes long-term loan activity for the years ended December 31, 2021 and 2020:

	Long-term loan
	2021 $000s	2020 $000s
Balance at January 1,	14,818	—
Net loan proceeds	—	14,720
Accrued interest	1,502	496
Interest paid	(1,201)	(296)
Other	—	(102)
Balance at December 31,	15,118	14,818
The following table summarizes Vedanta's future principal payments for the long-term loan as of December 31, 2021:

Balance Type	2022	2023	2024	2025	Total
Principal	857	5,143	5,143	3,857	15,000
Balance of accreted premium net of unamortized issuance costs					118
Total					15,118
The long-term loan is presented as follows in the Statement of Financial Position as of December 31, 2021 and 2020:

	Long-term loan
	2021 $000s	2020 $000s
Current portion of Long-term loan	857	—
Long-term loan	14,261	14,818
Total Long-term loan	15,118	14,818